UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2025

ALLISON TRANSMISSION HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35456	26-0414014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Allison Way, Indianapolis, Indiana	46222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 242-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ALSN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As further described below in Item 5.07 of this Current Report on Form 8-K, on May 7, 2025, at the annual meeting of stockholders (the “annual meeting”) of Allison Transmission Holdings, Inc. (the “Company”), the Company’s stockholders approved an amendment (the “Exculpation Amendment”) to the Company’s Second Amended and Restated Certificate of Incorporation to allow for exculpation of the Company’s officers from liability in specific circumstances. On May 8, 2025, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation that sets forth the Exculpation Amendment (the “Certificate of Amendment”).

A description of the Exculpation Amendment is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 26, 2025 in the section entitled “Proposal No. 3—Approval of the amendment to our Second Amended and Restated Certificate of Incorporation to provide for exculpation of officers.” The foregoing description of the Exculpation Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 7, 2025, the Company held its annual meeting. At the annual meeting, stockholders took the following actions:

•	elected nine directors for one-year terms ending at the 2026 annual meeting of stockholders (Proposal 1);

•	ratified the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for 2025 (Proposal 2);

•	approved the Exculpation Amendment (Proposal 3);

•	approved, in an advisory, non-binding vote, the compensation paid to the Company’s named executive officers (“Executive Compensation”) (Proposal 4); and

•	approved, in an advisory, non-binding vote, the holding of future advisory votes on Executive Compensation every year (Proposal 5).

The vote tabulation for each proposal follows:

Proposal 1 – Election of Directors.

NOMINEES	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Judy L. Altmaier	72,740,255	2,886,406	65,966	3,517,038
D. Scott Barbour	74,977,434	661,378	53,815	3,517,038
Philip J. Christman	66,603,862	9,040,621	48,144	3,517,038
David C. Everitt	73,797,034	1,847,324	48,269	3,517,038
David S. Graziosi	72,027,820	3,616,454	48,353	3,517,038
Carolann I. Haznedar	74,257,666	1,368,756	66,205	3,517,038
Sasha Ostojic	75,306,249	339,023	47,355	3,517,038
Gustave F. Perna	75,003,486	640,920	48,221	3,517,038
Krishna Shivram	75,356,311	288,642	47,674	3,517,038

Proposal 2 – Ratification of Appointment of PwC.

FOR	AGAINST	ABSTAIN
77,991,978	1,165,976	51,711

Proposal 3 – Approval of the Exculpation Amendment.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
66,634,949	8,933,600	124,078	3,517,038

Proposal 4 – Advisory Vote on Executive Compensation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
70,051,958	5,559,769	80,900	3,517,038

Proposal 5 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
73,688,892	25,693	1,941,219	36,823	3,517,038

In accordance with the Board of Directors’ recommendation and the voting results on this advisory proposal, the Board of Directors has determined that the Company will hold future advisory votes on Executive Compensation every year until the next required advisory vote on the frequency of advisory votes on Executive Compensation, which will occur no later than the Company’s annual meeting of stockholders in 2031.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

3.1	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation of Allison Transmission Holdings, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allison Transmission Holdings, Inc.

Date: May 9, 2025	By:	/s/ Eric C. Scroggins
	Name:	Eric C. Scroggins
	Title:	Vice President, General Counsel and Assistant Secretary